UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300, Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(678) 402-3000
(Registrant’s telephone number, including area code:)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 28, 2026, CCF OpCo LLC (the “Borrower”), a wholly owned subsidiary of Katapult Holdings, Inc. (the “Company”), entered into a Sixth Amendment (the “Sixth Amendment”) to that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 29, 2023, by and among the Borrower, the lenders from time to time party thereto and The Huntington National Bank, successor by merger to Veritex Community Bank, as administrative agent (the “Credit Agreement”).

The Sixth Amendment extends the scheduled Draw Period Termination Date (as defined in the Sixth Amendment) from August 30, 2026 to September 30, 2026, subject to earlier termination upon the occurrence of an unwaived Cease Funding Event (as defined in the Credit Agreement) and any extension requested by the Borrower and approved by the lenders in accordance with the Credit Agreement.

Upon the occurrence of a Draw Period Termination Date, a twelve-month amortization period will commence as described in the Credit Agreement, and, absent an Event of Default (as defined in the Credit Agreement), the maturity date will not occur until the end of such amortization period.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Sixth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of August 28, 2026, by and among CCF OpCo LLC, as Borrower, the lenders from time to time party thereto and The Huntington National Bank, successor by merger to Veritex Community Bank, as administrative agent.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 28, 2026	/s/ Russell Falkenstein
Name: Russell Falkenstein
Title: Executive Vice President, Chief Financial Officer